Prime Credit Card Master Trust					13-Jan-04
					04:38 PM
Settlement Statement
-	-	--

Distribution Date:					15-Jan-04

Monthly Period:		December, 2003
		30-Nov-03
		03-Jan-04

(i) Collections					$515,696,950
Finance Charge					55,346,633
Principal					460,350,317

(ii) Investor Percentage - Principal Collections					03-Jan-04

	Series 2000-1				19.9%
	A				16.7%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				19.9%
	A				16.7%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jan-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$825.863
	A				1,001.046
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$85,004,353.90

(v) Allocation to Principal per $1,000				15-Jan-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$825.000
	A				1,000.000
	B				0.000

	Total $'s Distributed				$84,974,027.78
	Series 2000-1				$0.00
	Series 1992-3				$84,974,027.78

(vi) Allocation to Interest per $1,000				15-Jan-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.863
	A				1.046
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$30,326.12

(vii) Investor Default Amount

	Series 2000-1				$3,460,776.08
	A				$2,906,993.77
	B				276,891.16
	C				276,891.16

	Series 1992-3				$108,014.45
	A				$89,111.92
	B				$18,902.53

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$26,295.92
	A				21,694.13
	B				4,601.79

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			03-Jan-04		$2,508,055,292.19
Principal Receivables in Trust					$2,401,839,150.57

(xii) Invested Amount			03-Jan-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.432%
Finance Charge Receivables Factor					4.235%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.94%	$1,999,403,904
	1-29 days			3.97%	$86,419,671
	30-59 days			1.11%	$24,047,885
	60-89 days			0.73%	$15,778,107
	90-119 days			0.64%	$14,021,474
	120-149 days			0.61%	$13,270,422
	150 days +			1.00%	$21,784,414
	Total			100.00%	$2,174,725,877

	Balance in Principal Funding Account			3-Jan-04	$0

Last Updated on 1/15/04
By HO0DMW